Exhibit (a)(7)

AMENDED AND RESTATED SCHEDULE A

TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF

TRUST OF FLEXSHARES® TRUST, DATED JUNE 28, 2011

Series

FlexShares® Morningstar US Market Factor Tilt Index Fund

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

FlexShares® Ready Access Variable Income Fund

FlexShares® Quality Dividend Index Fund

FlexShares® Quality Dividend Dynamic Index Fund

FlexShares® Quality Dividend Defensive Index Fund

FlexShares® International Quality Dividend Index Fund

FlexShares® International Quality Dividend Dynamic Index Fund

FlexShares® International Quality Dividend Defensive Index Fund

FlexShares® STOXX® Global Broad Infrastructure Index Fund

FlexShares® Global Quality Real Estate Index Fund

FlexShares® Disciplined Duration MBS Index Fund

FlexShares® Credit-Scored US Corporate Bond Index Fund

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

FlexShares® US Quality Large Cap Index Fund

FlexShares® Real Assets Allocation Index Fund

FlexShares® STOXX® US ESG Select Index Fund (formerly named FlexShares® STOXX® US ESG Impact Index Fund)

FlexShares® STOXX® Global ESG Select Index Fund (formerly named FlexShares® STOXX® Global ESG Impact Index Fund)

FlexShares® Core Select Bond Fund

FlexShares® High Yield Value-Scored Bond Index Fund

FlexShares® US Quality Low Volatility Index Fund

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

FlexShares® Emerging Markets Quality Low Volatility Index Fund

FlexShares® ESG & Climate US Large Cap Core Index Fund

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund

FlexShares® ESG & Climate Emerging Markets Core Index Fund

FlexShares® ESG & Climate High Yield Corporate Core Index Fund

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

Amended as of June 18, 2021.